UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 28, 2019

GREEN PLAINS INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2019,  Green Plains Grain Company LLC (the “Company”) entered into an amendment of its Credit Agreement with a group of lenders led by BNP Paribas. This Ninth Amendment to the Credit Agreement (the “Credit Agreement”) was completed to renew and extend the existing maturity date from July 26, 2019 to June 28, 2022.

In addition to the extension of the maturity date, the amended Credit Agreement lowered the senior secured asset-based revolving credit facility from $125.0 million to $100.0 million. The amended Credit Agreement requires the Company’s working capital to be the greater of (i) $18,000,000 and (ii) 18% of the sum of the then total commitment plus the aggregate seasonal line commitments. The Credit Agreement also revised the definition of restricted payments to allow the Company to make restricted payments so long as working capital is equal to at least the greater of (i) $25,000,000 on a pro forma basis and (ii) 25% of the sum of the then total commitment plus the aggregate seasonal line commitments. Lastly, the Credit Agreement modified certain restrictions related to affiliated ethanol plant debt limits.

Discussed above are the key modifications in the Ninth Amendment to the Credit Agreement, which are not intended to be inclusive of all modifications. The Ninth Amendment to the Credit Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1	Ninth Amendment to Credit Agreement, dated as of June 28, 2019, among Green Plains Grain Company LLC and BNP Paribas, as Administrative Agent, and the lenders party to the Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019	Green Plains Inc. By: /s/ G. Patrich Simpkins Jr. G. Patrich Simpkins Jr. Chief Financial Officer (Principal Financial Officer)